UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	98-1504882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (450) 687-2262

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.01, “Completion of Acquisition or Disposition of Assets,” is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 8, 2024, Sprout Foods, Inc. (“Sprout”), a subsidiary of Neptune Wellness Solutions Inc. (the “Company”), entered into that certain Peaceful Foreclosure Agreement (the “Foreclosure Agreement”) with NH Expansion Credit Fund Holdings LP (“MSEC”), in its capacity as collateral agent and as a lender under those certain promissory notes issued by Sprout in favor of MSEC and certain other lenders (the “Notes”). The Foreclosure Agreement was entered into in connection with the default notice dated March 22, 2024 and disclosed on a Current Report on Form 8-K of the Company dated March 27, 2024.

The Foreclosure Agreement provided for the transfer of substantially all assets of Sprout, excluding accounts receivable and inventory (the “Assets”), to MSEC, and the further sale of the Assets by MSEC to a private buyer, as further described in the Foreclosure Agreement, with the purchase price being applied to the Notes.

Sprout agreed to cooperate with MSEC and the buyer in connection with the Foreclosure Agreement.

The foregoing summary of the Foreclosure Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Foreclosure Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ending March 31, 2024.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	April 12, 2024	By:	/s/ Christopher Piazza
Christopher Piazza Acting General Counsel and Assistant Corporate Secretary